EXHIBIT 32.1

FIRST HARTFORD CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Hartford Corporation (the “Company”) on Form 10-K for the year ended April 30, 2013 as filed with the Securities and Exchange commission on the date hereof (the “Report”), each of the undersigned herby certifies in his capacity as an officer of First Hartford Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; as amended; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                       /s/Neil H. Ellis_____________

Neil H. Ellis

President and Chief Executive Officer

Date: March 19, 2014

                       /s/Stuart I. Greenwald_____________

Stuart I. Greenwald

Treasurer and Chief Financial Officer

Date: March 19, 2014